LIBERTY-STEIN ROE ADVISOR FLOATING RATE ADVANTAGE FUND


PROSPECTUS, JANUARY 27, 2000

CLASS Z SHARES

Advised by Stein Roe & Farnham Incorporated


Liberty-Stein Roe Advisor Floating Rate Advantage Fund is a non-diversified, closed-end management investment company that is continuously offered.

Investment Objective. The Fund's investment objective is to provide a high level of current income, consistent with preservation of capital. The Fund seeks to achieve its objective by investing primarily (at least 80% of its total assets) in adjustable rate senior loans (Senior Loans), the interest rates of which float or vary periodically based upon a benchmark indicator of prevailing interest rates. Senior Loans are business loans that have a senior right to payment to most other debts of the borrower. Senior Loans are often secured by specific assets of the borrower, although the Fund may also invest in Senior Loans that are not secured by any collateral. All or substantially all of the Fund's Senior Loans may be rated below investment grade. The Fund may periodically borrow money for the purpose of financing long-term investments, obtaining short-term liquidity and for temporary, emergency or extraordinary purposes. To the extent the Fund borrows more money than it has cash or short-term cash equivalents and invests the proceeds in Senior Loans, the Fund will create financial leverage.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                        Price to     Maximum       Proceeds
                        Public(1)    Sales Load    to Fund(2)
       ------------------------------------------------------
       Per Class Z      $12.00       None           $12.00
       Share


      (1) The shares are offered on a best efforts basis at a price equal to net asset value. The shares are offered continuously. The minimum initial purchase is $2,500. No arrangements have been made to place the funds in an escrow, trust, or similar arrangement.

      (2) Assumes the sale of all shares registered hereby.

         Periodic Repurchase Offers. To provide liquidity to shareholders, the Fund will make quarterly repurchase offers for 5% to 25% of its outstanding shares. For each Repurchase Offer, it is anticipated that each Repurchase Request Deadline will be on the 15th day in each of the months of February, May, August and November, or if the 15th day is not a business day, the next business day. It is anticipated that normally the Repurchase Pricing Date will be the same date as the Repurchase Request Deadline, and if so, the Repurchase Request Deadline will be set for a time no later than the close of the NYSE on such date. The Fund has determined that the Repurchase Pricing Date may occur no later than the 14th day after the Repurchase Request Deadline, or the next business day if the 14th day is not a business day. The Fund will repay a Repurchase Offer no later than seven days after the Repurchase Pricing Date. The first Repurchase Offer will be May 15, 2000. (See "Periodic Repurchase Offers.")

Not Exchange Listed. The Fund does not intend to list the shares on any national securities exchange. SHARES OF THE FUND HAVE NO HISTORY OF PUBLIC TRADING AND THERE IS NOT EXPECTED TO BE ANY SECONDARY TRADING MARKET IN THE SHARES. An investment in the shares should be considered illiquid. (See "Principal Risks.")

INVESTMENT IN THE FUND INVOLVES RISKS, INCLUDING THE POSSIBLE LOSS OF SOME OR ALL OF THE PRINCIPAL INVESTMENT, RISKS ASSOCIATED WITH LEVERAGE AND RISKS ASSOCIATED WITH SECURITIES RATED BELOW INVESTMENT GRADE (OFTEN REFERRED TO AS "JUNK BONDS"). (SEE "PRINCIPAL RISKS.")

The Prospectus sets forth concisely the information that a prospective investor should know before investing in shares of the Fund. Please read and retain this Prospectus for future reference. A Statement of Additional Information regarding the Fund dated January 27, 2000, has been filed with the Securities and Exchange Commission ("SEC") and can be obtained without charge by calling 800-426-3750. A table of contents to the Statement of Additional Information is located on the last page of this Prospectus. This Prospectus incorporates by reference the entire Statement of Additional Information (together with any supplement to it). The Statement of Additional Information and other related materials are available at the SEC's internet web site (http://www.sec.gov).

The Fund's investment adviser is Stein Roe & Farnham Incorporated (Stein
Roe).  The address of the Fund is One Financial Center, Boston,
Massachusetts  02111.

This prospectus applies to the offering of shares of beneficial interest of the Fund, which may be continuously issued and sold from time to time by the Fund through Liberty Funds Distributor, Inc., as distributor and principal underwriter, and through your financial advisor. (See "How to Buy Shares.") The Fund is authorized as a business trust to issue an unlimited number of common shares and has registered 12,498,000 common shares.

THE FUND HAS RECEIVED EXEMPTIVE RELIEF FROM THE SEC WITH RESPECT TO THE FUND'S DISTRIBUTION FEE ARRANGEMENTS, EWCS AND MULTI-CLASS STRUCTURE. AS A CONDITION OF SUCH RELIEF, THE FUND WILL BE REQUIRED TO COMPLY WITH REGULATIONS THAT WOULD NOT OTHERWISE BE APPLICABLE TO THE FUND.

SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK OR OTHER INSURED DEPOSITORY INSTITUTION, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY.

The following investors are eligible to purchase Class Z shares: (i) clients of broker-dealers or registered investment advisors that both recommend the purchase of Fund shares and charge such clients an asset-based fee; (ii) a retirement plan (or the custodian for such plan) with aggregate plan assets of at least $5 million at the time of purchase and which purchases shares directly from Liberty Funds Distributor, Inc., the Funds' distributor or through a third party broker-dealer; (iii) any insurance company, trust company or bank purchasing shares for its own account; (iv) any endowment, investment company or foundation; and (v) clients of investment advisory affiliates of the distributor provided that the clients meet certain criteria established by the distributor and its affiliates.


TABLE OF CONTENTS
--------------------------------------------------------------------------------
Prospectus Summary ....................................................        4
Fund Expenses .........................................................        8
The Fund ..............................................................       10
Use of Proceeds .......................................................       10
Investment Objectives and Policies ....................................       10
How the Fund Invests ..................................................       11
Principal Risks .......................................................       20
Other Investment Practices ............................................       25
Distributions and Income Taxes ........................................       30
Management of the Fund ................................................       32
How to Buy Shares .....................................................       34
Multiple Share Classes ................................................       35
Periodic Repurchase Offers ............................................       36
Net Asset Value .......................................................       39
Performance Information ...............................................       40
Organization and Description of Shares ................................       42
Shareholder Reports ...................................................       43
Financial Statements ..................................................       43
Statement of Additional Information
Table of Contents .....................................................       44

                               PROSPECTUS SUMMARY

This is only a summary. You should review the more detailed information contained in this prospectus and in the Statement of Additional Information.

THE FUND. The Fund is a continuously-offered non-diversified, closed-end management investment company, organized as a Massachusetts business trust.

      The Fund intends to offer its shares continuously through the Distributor, as principal underwriter, and through financial advisors at a price equal to the next determined net asset value per share. The minimum initial investment is $2,500 ($25 for individual retirement accounts) and the minimum subsequent investment is $50. The Fund reserves the right to change the investment minimums and to refuse a purchase order for any reason.

INVESTMENT OBJECTIVE. The investment objective of the Fund is to provide a high level of current income, consistent with preservation of capital. There can be no assurance that the Fund will achieve its investment objective.

      The Fund seeks to achieve its objective by investing primarily (at least 80% of its total assets) in a portfolio of Senior Loans to corporations, partnerships and other entities (Borrowers) that operate in a variety of industries and geographic regions (including domestic and foreign entities).

INVESTMENT POLICIES. Under normal market conditions, at least 80% of the Fund's total assets will be invested in Senior Loans of domestic Borrowers or foreign Borrowers (so long as Senior Loans to such foreign Borrowers are U.S. dollar denominated and payments of interest and repayments of principal pursuant to such Senior Loans are required to be made in U.S. dollars). Although most Senior Loans are secured, the Fund may invest up to 20% of its total assets in interests in Senior Loans that are not secured by any collateral. During normal market conditions, the Fund may invest up to 20% of its total assets (including assets maintained by the Fund as a reserve against any additional loan commitments) in (i) high quality, short-term debt securities with remaining maturities of one year or less and (ii) warrants, equity securities and, in limited circumstances, junior debt securities acquired in connection with the Fund's investments in Senior Loans.

      A maximum of 25% of the Fund's total assets (taken at current value) may be invested in Senior Loans to Borrowers and securities of other issuers in any one industry. However, the Fund may invest more than 25% of its total assets in securities the issuer of which is engaged in the financial services industry, which includes commercial banks, thrift institutions, insurance companies and finance companies. The Fund invests at these levels because it regards the issuers of Senior Loans in which the Fund may invest to include the Borrower as well as any Agent that administers the Senior Loans. Accordingly, the Fund may be more at risk to any single economic, political or regulatory occurrence affecting such industries.

      The Fund may borrow money in an amount up to 33 1/3% of the Fund's total assets (after giving effect to the amount borrowed). The Fund may borrow for the purpose of financing long-term investments, obtaining short-term liquidity and for temporary, extraordinary or emergency purposes. To the extent the Fund borrows more money than it has cash or short-term cash equivalents and invests the proceeds in Senior Loans, the Fund will create financial leverage. It will do so only when it expects to be able to invest the proceeds at a higher rate of return than its cost of borrowing.

HOW THE FUND INVESTS. Senior Loans generally are arranged through private negotiations between a Borrower and several financial institutions (Lenders) represented in each case by one or more such Lenders acting as agent (Agent) of the several Lenders. On behalf of the several Lenders, the Agent is primarily responsible for negotiating the loan agreement (Loan Agreement) that establishes the relative terms and conditions of the Senior Loan and rights of the Borrower and the several Lenders. The Fund may invest all or substantially all of its assets in Senior Loans that are rated below investment grade, or in comparable unrated securities. Senior Loans in which the Fund will purchase interests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. The Fund may invest in participations (Participations) in Senior Loans, may purchase assignments (Assignments) of portions of Senior Loans from third parties, and may act as one of the group of Lenders originating a Senior Loan (Primary Lender).

      Stein Roe expects the Fund's policy of acquiring interests in floating or variable rate Senior Loans to minimize the fluctuations in net asset value as a result of changes in interest rates. However, the Fund is not a money market fund and its net asset value will fluctuate.

PRINCIPAL RISKS. You should consider the following risk considerations before investing in the Fund. As described below, the risks could cause you to lose money as a result of investing in the Fund.

      Non-Payment Risk. Senior Loans, like other corporate debt obligations, are subject to the risk of non-payment of scheduled interest or principal. Such non-payment would result in a reduction of income to the Fund, a reduction in the value of the Senior Loan experiencing non-payment, and a potential decrease in the net asset value of the Fund.

      Below Investment Grade Securities. The Fund may invest all or substantially all of its assets in Senior Loans or other securities that are rated below investment grade, or in comparable unrated securities. These securities are commonly referred to as high-yield debt or "junk debt." The purchase of such Senior Loans exposes the Fund to financial, market, and interest-rate risks and greater credit risks than would the purchase of higher-rated Senior Loans. Such investments are also likely to result in increased fluctuation in the Fund's net asset value, particularly in response to economic downturns.

      Restrictions on Resale of Senior Loans. Senior Loans, at present, generally are not readily marketable and may be subject to restrictions on resale. As a result, the ability of the Fund to dispose of its investments in a timely fashion and at a fair price may be restricted.

      Borrowing. The Fund is authorized to borrow money in an amount up to 33 1/3% of the Fund's total assets (after giving effect to the amount borrowed). The use of leverage for investment purposes creates opportunities for greater total returns but at the same time involves risks. Any investment income or gains earned with respect to the amounts borrowed, which is in excess of the interest which is due on the borrowing, will augment the Fund's income. Conversely, if the investment performance with respect to the amounts borrowed fails to cover the interest on such borrowings, the value of the Fund's shares may decrease more quickly than would otherwise be the case and dividends on the shares would be reduced or eliminated. Interest payments and fees incurred in connection with such borrowings will reduce the amount of net income available for payment to the holders of Shares.

      Repurchase Offer Risks. The Fund, as a fundamental policy, will make quarterly repurchases for 5% to 25% of shares outstanding at net asset value. (See "Periodic Repurchase Offers" below for more information.) However, shares are less liquid than shares of funds that trade on a stock exchange, and Class B and Class C shareholders who offer for repurchase shares held for less than five years and one year, respectively, will pay an EWC. (See "How to Buy Shares.") Under limited circumstances, the Fund may suspend or postpone a quarterly repurchase offer -- the Fund must meet regulatory requirements to do so. There is no guarantee that shareholders will be able to sell all of their shares that they desire to sell in a quarterly repurchase offer.

      Closed-End Fund Risks. The Fund is a closed-end investment company designed primarily for long-term investors and not as a trading vehicle. The Fund does not intend to list its shares for trading on any national securities exchange. There is not expected to be any secondary trading market in the shares and the shares should be considered illiquid. The shares are, therefore, not readily marketable. The shares of closed-end investment companies often trade at a discount from their net asset values and, in the unlikely event that a secondary market for the shares were to develop, the shares likewise may trade at a discount from net asset value.

      Legislation; Restrictions. To the extent that legislation or state or federal regulators impose additional requirements or restrictions with respect to the ability of financial institutions to make loans in connection with highly leveraged transactions, the availability of Senior Loan interests for investment by the Fund may be adversely affected.

      Financial Services Industry Concentration. The financial services industries are subject to extensive government regulation which can limit both the amounts and types of loans and other financial commitments they can make, and the interest rates and fees they can charge. Profitability is largely dependent on the availability and cost of capital funds, and can fluctuate significantly when interest rates change. Credit losses resulting from financial difficulties of borrowers can negatively affect the financial services industries. The financial services industries are currently undergoing relatively rapid change as existing distinctions between financial service segments become less clear.

      Prepayment Risk. Borrowers may pay back principal before the scheduled due date. Borrowers may find it advantageous to prepay principal due to a decline in interest rates or an excess in cash flow. Such prepayments may require the Fund to replace a Senior Loan with a lower-yielding security. This may adversely affect the net asset value of the Fund's shares.

      Limited Information. The types of Senior Loans in which the Fund will invest historically have not been rated by a nationally recognized statistical rating organization, have not been registered with the SEC or any state securities commission, and have not been listed on any national securities exchange. Although the Fund will generally have access to financial and other information made available to the Lenders in connection with Senior Loans, the amount of public information available with respect to Senior Loans will generally be less extensive than that available for rated, registered or exchange listed securities. As a result, the Fund is more dependent on the analytical ability of Stein Roe.

      Non-Diversification Risk. The Fund is not subject to the general limitations under the Investment Company Act of 1940 (1940 Act) that, for 75% of its total assets, it not invest more than 5% of its total assets in the securities of a single issuer. To the extent the Fund invests a relatively high percentage of its assets in obligations of a limited number of Borrowers, it will be more susceptible than a more widely diversified investment company to the consequences of any single corporate, economic, political or regulatory occurrence.

DISTRIBUTIONS. Income dividends are normally declared each business day, paid monthly, and confirmed at least quarterly. Capital gains, if any, are distributed at least annually, usually in December. Income dividends and capital gains distributions may be received in cash or reinvested in additional full and fractional shares of the Fund.

INVESTMENT ADVISER.  Stein Roe & Farnham Incorporated.

DISTRIBUTOR.  Liberty Funds Distributor, Inc.

PERIODIC REPURCHASE OFFERS. The Fund has adopted a fundamental policy to offer each calendar quarter to repurchase a specified percentage (between 5% and 25%) of the shares then outstanding at its net asset value. Such repurchase offers are referred to as a Repurchase Offer. Repurchase Offers are scheduled to occur on the 15th day (or the next business day if the 15th is not a business day) in the months of February, May, August, and November. (See "Periodic Repurchase Offers.")

                                  FUND EXPENSES

The following tables are intended to assist investors in understanding the various costs and expenses directly or indirectly associated with investing in the Fund. Because the Fund does not yet have an operating history, this information is based on estimated fees, expenses and net assets for the fiscal year ending August 31, 2000.


SHAREHOLDER TRANSACTION EXPENSES (1)
Sales Load Imposed (as a percentage of offering price) .........          None
Sales Load Imposed on Reinvested Dividends .....................          None
Early Withdrawal Charge ........................................          None
Exchange Fee ...................................................          None

ANNUAL EXPENSES (as a percentage of average net assets
attributable to common shares) (2)
Management Fees (3) ............................................          0.97%
Distribution and Service Fees ..................................          0.00%
Interest Payments on Borrowed Funds ............................          2.70%
Other Expenses .................................................          0.40%
Total Annual Expenses -- Gross .................................          4.07%
  Expense Reimbursement (4) ....................................         (0.25%)
Total Annual Expenses -- Net ...................................          3.82%


(1) Financial advisors may independently charge additional fees for shareholder transactions or for advisory services. Please see their materials for details.

(2) Figures assume the Fund borrows an amount representing 33 1/3% of the Fund's total assets (including the proceeds of such borrowing but not reflecting the amount of the liability of the borrowing). If the Fund does not utilize any leverage, the Fund estimates that annual operating expenses would be approximately as follows:

    Management Fees                                0.65%
    Distribution and Service Fees                  0.00%
    Interest Payments on Borrowed Funds            0.00%
                                                 ----------
    Other Expenses                                 0.40%
                                                 ----------
    Total Annual Expenses -- Gross                 1.05%
      Expense Reimbursement                       (0.25%)
                                                 ----------
    Total Annual Expenses -- Net                   0.80%


(3) Management fees includes both the management fee and the administrative fee charged to the Fund. Without leverage, Stein Roe receives an annual management fee of 0.45% from the Fund and Colonial Management Associates, Inc. (Colonial) receives an administrative fee of 0.20% from the Fund. With leverage, Stein Roe receives a management fee of 0.68% and Colonial receives an administration fee of 0.29%.

(4) Stein Roe has undertaken to reimburse the Fund for its operating expenses to the extent that such expenses exceed 0.15% (exclusive of management fees, administrative fees, distribution and service fees and interest expenses). This commitment expires on December 31, 2000.

EXAMPLE. This Example helps you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The Example assumes that (i) you invest $1,000 in the Fund, (ii) your investment has a 5% return each year, (iii) operating expenses remain the same, (iv) all income dividends and capital gains distributions are reinvested in additional shares, and (v) expense reductions are in effect for the first year in the periods below. The Example should not be considered a representation of future expenses. Your actual costs may be higher or lower.


Class*                        1 year      3 years     5 years      10 years
-----                         ------      -------     -------      --------
Class Z                         $78         $164        $252         $476

---------
*The table assumes leverage representing 33 1/3% of total assets. In the event that the Fund does not utilize any leverage an investor would pay the following expenses based on the assumptions in the example:


Class                         1 year      3 years     5 years      10 years
-----                         ------      -------     -------      --------
Class Z                         $49         $78         $109          $197

                                    THE FUND

The Fund is a non-diversified, closed-end management investment company organized as a Massachusetts business trust on June 8, 1999. The Fund is engaged in a continuous public offering of shares at the next determined net asset value per share. The Fund's principal office is located at One Financial Center, Boston, Massachusetts 02111 and its telephone number is 1-800-345-6611.

                                 USE OF PROCEEDS

The net proceeds from the sale of the shares offered hereby will be invested typically within 30 days after receipt, in accordance with the Fund's investment objective and policies. The Fund's actual investment timetable will depend on the availability of Senior Loans and other market conditions. Pending investment by the Fund, the proceeds may be invested in high quality, short-term securities, and the Fund may not achieve its objective during this time.

                        INVESTMENT OBJECTIVE AND POLICIES

INVESTMENT OBJECTIVE. The Fund's investment objective is to provide a high level of current income, consistent with preservation of capital. The Fund's investment objective is a non-fundamental policy, which means that the Board of Trustees can change it without shareholder approval.

The Fund seeks to achieve its objective through investment primarily (at least 80% of its total assets) in a professionally managed portfolio of interests in Senior Loans to Borrowers that operate in a variety of industries and geographic regions (including domestic and foreign entities). Although the Fund's net asset value per share will vary, the Fund's policy of acquiring interests in floating or variable rate Senior Loans is expected to minimize the fluctuations in the Fund's net asset value per share as a result of changes in interest rates. The Fund's net asset value may be affected by various factors, including changes in the credit quality of Borrowers with respect to Senior Loan interests in which the Fund invests.

An investment in the Fund may not be appropriate for all investors and is not intended to be a complete investment program. No assurance can be given that the Fund will achieve its investment objective. The Fund is appropriate for investors seeking a high level of current income consistent with capital preservation.

POLICIES. Under normal market conditions, the Fund will invest at least 80% of its total assets (either as a Primary Lender or as a purchaser of an Assignment or Participation) in Senior Loans of domestic Borrowers or foreign Borrowers (so long as Senior Loans to such foreign Borrowers are U.S. dollar denominated and payments of interest and repayments of principal pursuant to such Senior Loans are required to be made in U.S. dollars). Although most Senior Loans are collateralized, the Fund may invest up to 20% of its total assets (valued at time of investment) in Senior Loans that are not secured by any collateral.

During normal market conditions, the Fund may invest up to 20% of its total assets (including assets maintained by the Fund as a reserve against any additional loan commitments) in (i) high quality, short-term debt securities with remaining maturities of one year or less and (ii) warrants, equity securities and junior debt securities acquired in connection with the Fund's investments in

Senior Loans. Such high quality, short-term securities may include commercial paper rated at least Baa, P-3 or higher by Moody's Investors Service, Inc. (Moody's) or BBB, A-3 or higher by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. (S&P) (or if unrated, determined by Stein Roe to be of comparable quality), interests in short-term loans and short-term loan participations of Borrowers having short-term debt obligations rated or a short-term credit rating at least in such rating categories (or having no such rating, determined by Stein Roe to be of comparable quality), certificates of deposit and bankers' acceptances and securities issued or guaranteed by the U.S. government, its agencies or instrumentalities. Such high quality, short-term securities may pay interest at rates that are periodically redetermined or may pay interest at fixed rates.

                              HOW THE FUND INVESTS

SENIOR LOANS. Senior Loans generally are arranged through private negotiations between a Borrower and Lenders represented in each case by one or more Agents of the several Lenders. On behalf of the several Lenders, the Agent, which is frequently a commercial bank or other entity that originates the Senior Loan and the person that invites other parties to join the lending syndicate, will be primarily responsible for negotiating the Loan Agreement that establishes the relative terms, conditions and rights of the Borrower and the several Lenders. In larger transactions it is common to have several Agents; however, generally only one such Agent has primary responsibility for documentation and administration of a Senior Loan.

In a typical Senior Loan, the Agent administers the terms of the Loan Agreement and is responsible for the collection of principal and interest and fee payments from the Borrower and the apportionment of those payments to the credit of all Lenders that are parties to the Loan Agreement. The Fund generally will rely on the Agent to collect its portion of the payments on a Senior Loan. Furthermore, the Fund will rely on the Agent to use appropriate creditor remedies against the Borrower. Typically, under a Loan Agreement, the Agent is given broad discretion in monitoring the Borrower's performance under the Loan Agreement and is obligated to use only the same care it would use in the management of its own property. Upon an event of default, the Agent typically will act to enforce the Loan Agreement after instruction from Lenders holding a majority of the Senior Loan. The Borrower compensates the Agent for the Agent's services. This compensation may include special fees paid on structuring and funding the Senior Loan and other fees paid on a continuing basis. The typical practice of an Agent in relying exclusively or primarily on reports from the Borrower may involve a risk of fraud by the Borrower.

It is anticipated that the proceeds of the Senior Loans in which the Fund will acquire interests primarily will be used to finance leveraged buyouts, recapitalizations, mergers, acquisitions, stock repurchases, and, to a lesser extent, to finance internal growth and for other corporate purposes of Borrowers. Senior Loans have the most senior position in a Borrower's capital structure, although some Senior Loans may hold an equal ranking with other senior securities and other obligations of the Borrower. The capital structure of a Borrower may include Senior Loans, senior and junior subordinated debt (which may include "junk bonds"), preferred stock and common stock issued by the Borrower, typically in descending order of seniority with respect to claims on the Borrower's assets. Senior and junior subordinated debt is collectively referred to in this Prospectus as "junior debt securities." Senior Loans generally are secured by specific collateral, which may include guarantees from affiliates of the Borrower.

To the extent that the Fund invests a portion of its assets in Senior Loans that are not secured by specific collateral, the Fund will not enjoy the benefits associated with collateralization with respect to such Senior Loans and such Senior Loans may pose a greater risk of nonpayment of interest or loss of principal than do collateralized Senior Loans. As discussed below, the Fund may also acquire warrants, equity securities and junior debt securities issued by the Borrower or its affiliates as part of a package of investments in the Borrower or its affiliates. Warrants, equity securities, and junior debt securities will not be treated as Senior Loans and thus assets invested in such securities will not count toward the 80% of the Fund's total assets that normally will be invested in Senior Loans. The Fund may acquire interests in warrants, other equity securities or junior debt securities through a negotiated restructuring of a Senior Loan or in a bankruptcy proceeding of the Borrower.

In order to borrow money pursuant to a collateralized Senior Loan, a Borrower will typically, for the term of the Senior Loan, pledge as collateral assets, including but not limited to, accounts receivable, inventory, buildings, other real estate, trademarks, franchises and common and preferred stock in its subsidiaries. In addition, in the case of some Senior Loans, there may be additional collateral pledged in the form of guarantees by and/or securities of affiliates of the Borrowers. In instances, a collateralized Senior Loan may be secured only by stock in the Borrower or its subsidiaries. Collateral may consist of assets that are not readily liquidated, and there is no assurance that the liquidation of such assets would satisfy fully a Borrower's obligations under a Senior Loan. Similarly, in the event of bankruptcy proceedings involving the Borrower, the Lenders may be delayed or prevented from liquidating collateral or may choose not to do so as part of their participation in a plan of reorganization of the Borrower.

Loan Agreements may also include various restrictive covenants designed to limit the activities of the Borrower in an effort to protect the right of the Lenders to receive timely payments of interest on and repayment of principal of the Senior Loans. Restrictive covenants may include mandatory prepayment provisions related to excess cash flows and typically include restrictions on dividend payments, specific mandatory minimum financial ratios, limits on total debt and other financial tests. Breach of such a covenant, if not waived by the Lenders, is generally an event of default under the applicable Loan Agreement and may give the Lenders the right to accelerate principal and interest payments. Stein Roe will consider the terms of restrictive covenants in deciding whether to invest in Senior Loans for the Fund's investment portfolio. When the Fund holds a Participation in a Senior Loan, it may not have the right to vote to waive enforcement of a restrictive covenant breached by a Borrower. Lenders voting in connection with a potential waiver of a restrictive covenant may have interests different from those of the Fund and such Lenders will not consider the interests of the Fund in connection with their votes.

Senior Loans in which the Fund will invest generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates generally are the prime or base lending (Prime
Rate) rate offered by one or more major United States banks or other standard lending rates used by commercial lenders, such as the London Inter-Bank Offered Rate (LIBOR) or the certificate of deposit (CD) rate. LIBOR, as provided for in Loan Agreements, is an average of the interest rates quoted by several designated banks as the rates at which such banks would offer to pay interest to major financial institutional depositors in the London interbank market on U.S. dollar denominated deposits for a specified period of time. The CD rate, as generally provided for in Loan Agreements, is the average rate paid on large certificates of deposit traded in the secondary market. Senior Loans traditionally have been structured so that Borrowers pay higher premiums when they elect LIBOR, in order to permit Lenders to obtain generally consistent yields on Senior Loans, regardless of whether Borrowers select the LIBOR option, or the Prime Rate option. In recent years, however, the differential between the lower LIBOR base rates and the higher Prime Rate base rates prevailing in the commercial bank markets has widened to the point where the higher margins paid by Borrowers for LIBOR pricing options do not currently outweigh the differential between the Prime Rate and the LIBOR rate. Consequently, Borrowers have increasingly selected the LIBOR-based pricing option, resulting in a yield on Senior Loans that is consistently lower than the yield available from the Prime Rate-based pricing option. This trend will significantly limit the ability of the Fund to achieve a net return to shareholders that consistently approximates the average published Prime Rate of leading U.S. banks.

PRIMARY LENDER TRANSACTIONS, ASSIGNMENTS, AND PARTICIPATIONS. The Fund may invest in Participations in Senior Loans, may purchase Assignments of portions of Senior Loans from third parties and may act as one of the group of Primary Lenders.

The Fund may invest up to 100% of its assets in Participations. The selling Lenders and other persons interpositioned between such Lenders and the Fund with respect to Participations will likely conduct their principal business activities in the banking, finance and financial services industries. Although, as discussed below, the Fund has taken measures that it believes significantly reduce its exposure to risks associated with Participations, the Fund may be more susceptible than an investment company that does not invest in Participations in Senior Loans to any single economic, political or regulatory occurrence affecting these industries. Persons engaged in these industries may be more susceptible than are persons engaged in some other industries to, among other things, fluctuations in interest rates, changes in the Federal Open Market Committee's monetary policy, governmental regulations concerning such industries and concerning capital raising activities generally and fluctuations in the financial markets generally.

Participation by the Fund in a Lender's portion of a Senior Loan typically will result in the Fund having a contractual relationship only with such Lender, not with the Borrower. As a result, the Fund may have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of payments from the Borrower. In connection with purchasing Participations, the Fund generally will have no right to enforce compliance by the Borrower with the terms of the Loan Agreement, nor any rights with respect to any funds acquired by other Lenders through set-off against the Borrower, and the Fund may not directly benefit from the collateral supporting the Senior Loan in which it has purchased the Participation. As a result, the Fund may assume the credit risk of both the Borrower and the Lender selling the Participation. In the event of the insolvency of the Lender selling a Participation, the Fund may be treated as a general creditor of the Lender, and may not benefit from any set-off between the Lender and the Borrower. In an effort to minimize such risks, the Fund will only acquire Participations if the Lender selling the Participation, and any other institution interpositioned between the Fund and the Lender, (i) at the time of investment has outstanding debt or deposit obligations rated investment grade (BBB or A-3 or higher by S&P or Baa or P-3 or higher by Moody's) or, if unrated, determined by Stein Roe to be of comparable quality and (ii) has entered into an agreement that provides for the holding of payments on the Senior Loan for the benefit of, or the prompt disbursement of payments to, the Fund. Long-term debt rated BBB by S&P is regarded by S&P as having adequate capacity to pay interest and repay principal and debt rated Baa by Moody's is regarded by Moody's as a medium grade obligation; i.e., it is neither highly protected nor poorly secured. The Fund ordinarily will purchase a Participation only if, at the time of the purchase, the Fund believes that the party from whom it is purchasing the Participation is retaining an interest in the underlying Senior Loan. In the event that the Fund does not so believe, it will only purchase a Participation if, in addition to the requirements set forth above, the party from whom the Fund is purchasing such Participation (i) is a bank, a member of a national securities exchange or other entity designated in the 1940 Act as qualified to serve as a custodian for a registered investment company and (ii) has been approved as a custodian by the Board of the Fund.

The Fund may also purchase Assignments from Lenders. The purchaser of an Assignment typically succeeds to all the rights and obligations under the Loan Agreement of the assigning Lender and becomes a Lender under the Loan Agreement with the same rights and obligations as the assigning Lender.

When the Fund is a Primary Lender, it will have a direct contractual relationship with the Borrower, may enforce compliance by the Borrower with the terms of the Loan Agreement and may under contractual arrangements among the Lenders have rights with respect to any funds acquired by other Lenders through set-off. A Lender also has full voting and consent rights under the applicable Loan Agreement. Action subject to Lender vote or consent generally requires the vote or consent of the holders of a majority or some greater specified percentage of the outstanding principal amount of the Senior Loan. Certain decisions, such as reducing the amount or increasing the time for payment of interest on or repayment of principal of a Senior Loan, or releasing collateral therefor, frequently require the unanimous vote or consent of all Lenders affected. When the Fund is a Primary Lender originating a Senior Loan it may share in a fee paid by the Borrower to the Primary Lenders. The Fund will never act as the Agent, Originator, or principal negotiator or administrator of a Senior Loan.

The Fund will purchase an Assignment or act as a Lender with respect to a syndicated Senior Loan only where the Agent with respect to the Senior Loan at the time of investment has outstanding debt or deposit obligations rated investment grade (BBB or A-3 or higher by S&P or Baa or P-3 or higher by Moody's) or determined by Stein Roe to be of comparable quality.

Loan Agreements typically provide for the termination of the Agent's agency status in the event that it fails to act as required under the relevant Loan Agreement, becomes insolvent, enters FDIC receivership, or if not FDIC insured, enters into bankruptcy. Should an Agent, Lender or any other institution with respect to an Assignment interpositioned between the Fund and the Borrower become insolvent or enter FDIC receivership or bankruptcy, any interest in the Senior Loan of any such interpositioned institution and any loan payment held by any such interpositioned institution for the benefit of the Fund should not be included in the estate of such interpositioned institution. If, however, any such amount were included in such interpositioned institution's estate, the Fund would incur costs and delays in realizing payment or could suffer a loss of principal or interest. In such event, the Fund could experience a decrease in net asset value.

PORTFOLIO MATURITY. The Fund is not subject to any restrictions with respect to the maturity of Senior Loans held in its portfolio. It is currently anticipated that the Fund's assets invested in Senior Loans will consist of Senior Loans with stated maturities of between three and ten years, inclusive, and with rates of interest that are redetermined either daily, monthly, quarterly, semiannually or annually. Investment in Senior Loans with longer interest rate redetermination periods may increase fluctuations in the Fund's net asset value as a result of changes in interest rates. The Senior Loans in the Fund's investment portfolio will at all times have a dollar-weighted average days to reset until the next interest rate redetermination of 90 days or less. As a result, as short-term interest rates increase, interest payable to the Fund from its investments in Senior Loans should increase, and as short-term interest rates decrease, interest payable to the Fund from its investments in Senior Loans should decrease. The amount of time required to pass before the Fund will realize the effects of changing short-term market interest rates on its portfolio will vary with the dollar-weighted average time until the next interest rate redetermination on the Senior Loans in the investment portfolio. The Fund may utilize the investment practices described in this prospectus to, among other things, shorten the effective interest rate redetermination period of Senior Loans in its portfolio. In such event, the Fund will consider such shortened period to be the interest rate redetermination period of the Senior Loan; provided, however, that the Fund will not invest in Senior Loans that permit the Borrower to select an interest rate redetermination period in excess of one year. Because most Senior Loans in the investment portfolio will be subject to mandatory and/or optional prepayment and there may be significant economic incentives for a Borrower to prepay its loans, prepayments of Senior Loans in the Fund's investment portfolio may occur. Accordingly, the economic maturity of the Fund's investment portfolio invested in Senior Loans may vary substantially from the average stated maturity of the Senior Loans held in the Fund's investment portfolio. As a result of anticipated prepayments from time to time of Senior Loans in the investment portfolio, based on historical experience, Stein Roe believes that the economic maturity of the Senior Loans held in its portfolio will be approximately 18-24 months.

NET ASSET VALUE FLUCTUATION. When prevailing interest rates decline, the value of a portfolio invested in fixed-rate obligations can be expected to rise. Conversely, when prevailing interest rates rise, the value of a portfolio invested in fixed-rate obligations can be expected to decline. Although the Fund's net asset value will vary, Stein Roe expects the Fund's policy of acquiring interests in floating or variable rate Senior Loans to minimize fluctuations in net asset value as a result of changes in interest rates. Accordingly, Stein Roe expects the value of the investment portfolio to fluctuate significantly less than a portfolio of fixed-rate, longer term obligations as a result of interest rate changes. However, changes in prevailing interest rates can be expected to cause some fluctuation in the Fund's net asset value. In addition to changes in interest rates, various factors, including defaults by or changes in the credit quality of Borrowers, will also affect the Fund's net asset value. A default or serious deterioration in the credit quality of a Borrower could cause a prolonged or permanent decrease in the Fund's net asset value.

DEBT RESTRUCTURING. The Fund may purchase and retain in its portfolio an interest in a Senior Loan to a Borrower that has filed for protection under the federal bankruptcy laws or has had an involuntary bankruptcy petition filed against it by its creditors. Stein Roe's decision to purchase or retain such an interest will depend on its assessment of the suitability of such investment for the Fund, the Borrower's ability to meet debt service on Senior Loan interests, the likely duration, if any, of a lapse in the scheduled repayment of principal, and prevailing interest rates. At times, in connection with the restructuring of a Senior Loan either outside of bankruptcy court or in the context of bankruptcy court proceedings, the Fund may determine or be required to accept equity securities or junior debt securities in exchange for all or a portion of a Senior Loan interest. Depending upon, among other things, Stein Roe's evaluation of the potential value of such securities in relation to the price that could be obtained by the Fund at any given time upon sale thereof, the Fund may determine to hold such securities in its portfolio. Any equity security or junior debt security held by the Fund will not be treated as a Senior Loan and thus will not count toward the 80% of assets that normally will be invested in Senior Loans.

BORROWER CREDIT RATINGS. Senior Loans historically have not been rated by nationally recognized statistical rating organizations, such as S&P or Moody's. Because of the senior capital structure position of Senior Loans and the collateralized or guaranteed nature of most Senior Loans, the Fund and Stein Roe believe that ratings of other securities issued by a Borrower do not necessarily reflect adequately the relative quality of a Borrower's Senior Loans. Therefore, although Stein Roe may consider such ratings in determining whether to invest in a particular Senior Loan, Stein Roe is not required to consider ratings and ratings will not be the determinative factor in Stein Roe's analysis. To the extent that Senior Loans are rated, the Fund may invest in the lowest rated loans, but does not intend to invest more than 5% of its assets in Senior Loans rated below B- or B3 by S&P or Moody's. The Fund may invest a substantial portion of its assets in Senior Loans to Borrowers having outstanding debt securities rated below investment grade by a nationally recognized statistical rating organization (or unrated but of comparable quality to such securities). Debt securities rated below investment grade (or unrated but of comparable quality) commonly are referred to as "junk bonds." The Fund will invest only in those Senior Loans with respect to which the Borrower, in the judgment of Stein Roe, demonstrates one or more of the following characteristics: sufficient cash flow to service debt; adequate liquidity; successful operating history; strong competitive position; experienced management; and, with respect to collateralized Senior Loans, collateral coverage that equals or exceeds the outstanding principal amount of the Senior Loan. In addition, Stein Roe will consider, and may rely in part, on the analyses performed by the Agent and other Lenders, including such persons' determinations with respect to collateral securing a Senior Loan.

FEES. The Fund may be required to pay or may receive various fees and commissions in connection with purchasing, selling and holding interests in Senior Loans. The fees normally paid by Borrowers may include three types: facility fees, commitment fees and prepayment penalties. Facility fees are paid to the Lenders upon origination of a Senior Loan. Commitment fees are paid to Lenders on an ongoing basis based upon the undrawn portion committed by the Lenders of the underlying Senior Loan. Lenders may receive prepayment penalties when a Borrower prepays all or part of a Senior Loan. The Fund will receive these fees directly from the Borrower if the Fund is a Primary Lender, or, in the case of commitment fees and prepayment penalties, if the Fund acquires an interest in a Senior Loan by way of Assignment. Whether or not the Fund receives a facility fee from the Lender in the case of an Assignment, or any fees in the case of a Participation, depends upon negotiations between the Fund and the Lender selling such interests. When the Fund is an assignee, it may be required to pay a fee, or forgo a portion of interest and any fees payable to it, to the Lender selling the Assignment. Occasionally, the assignor will pay a fee to the Fund based on the portion of the principal amount of the Senior Loan that is being assigned. A Lender selling a Participation to the Fund may deduct a portion of the interest and any fees payable to the Fund as an administrative fee prior to payment thereof to the Fund. The Fund may be required to pay over or pass along to a purchaser of an interest in a Senior Loan from the Fund a portion of any fees that the Fund would otherwise be entitled to.

PREPAYMENTS. Pursuant to the relevant Loan Agreement, a Borrower may be required, and may have the option at any time, to prepay the principal amount of a Senior Loan, often without incurring a prepayment penalty. In the event that like-yielding loans are not available in the marketplace, Stein Roe believes that the prepayment of and subsequent reinvestment by the Fund in Senior Loans could have a materially adverse impact on the yield on the Fund's investment portfolio. Prepayments may have a beneficial impact on income due to receipt of prepayment penalties, if any, and any facility fees earned in connection with reinvestment.

COMMITMENTS TO MAKE ADDITIONAL PAYMENTS. A Lender may have obligations pursuant to a Loan Agreement to make additional loans in certain circumstances. Such circumstances may include, without limitation, obligations under revolving credit facilities and facilities that provide for further loans to Borrowers based upon compliance with specified financial requirements. The Fund currently intends to reserve against any such contingent obligation by segregating a sufficient amount of cash, liquid securities and liquid Senior Loans. The Fund will not purchase interests in Senior Loans that would require the Fund to make any such additional loans if the aggregate of such additional loan commitments would exceed 20% of the Fund's total assets or would cause the Fund to fail to meet the diversification requirements set forth under the heading "Investment Restrictions" in the Statement of Additional Information.

BRIDGE FINANCING. The Fund may acquire interests in Senior Loans that are designed to provide temporary or "bridge" financing to a Borrower pending the sale of identified assets or the arrangement of longer-term loans or the issuance and sale of debt obligations. A Borrower's use of a bridge loan involves a risk that the Borrower may be unable to locate permanent financing to replace the bridge loan, which may impair the Borrower's perceived creditworthiness.

BORROWING. The Fund may borrow money in an amount up to 33 1/3% of the Fund's total assets (after giving effect to the amount borrowed). The Fund may borrow for the purpose of financing long-term investments, obtaining short-term liquidity and for temporary, extraordinary or emergency purposes. To the extent the Fund borrows more money than it has cash or short-term cash equivalents and invests the proceeds in Senior Loans, the Fund will create financial leverage. It will do so only when it expects to be able to invest the proceeds at a higher rate of return than its cost of borrowing.

OTHER SECURITIES. The Fund will acquire warrants, equity securities and junior debt securities only as are incident to the purchase or intended purchase of interests in collateralized Senior Loans. The Fund generally will acquire interests in warrants, equity securities and junior debt securities only when Stein Roe believes that the relative value being given by the Fund in exchange for such interests is substantially outweighed by the potential value of such instruments. Investment in warrants, equity securities and junior debt securities entail risks in addition to those associated with investments in Senior Loans. Warrants and equity securities have a subordinate claim on a Borrower's assets as compared with debt securities, and junior debt securities have a subordinate claim on such assets as compared with Senior Loans. As such, the values of warrants and equity securities generally are more dependent on the financial condition of the Borrower and less dependent on fluctuations in interest rates than are the values of many debt securities. The values of warrants, equity securities and junior debt securities may be more volatile than those of Senior Loans and thus may have an adverse impact on the ability of the Fund to minimize fluctuations in its net asset value. (See "Principal Risks.")

DEFENSIVE INVESTMENT POLICY. If Stein Roe determines that market conditions temporarily warrant a defensive investment policy, the Fund may (but is not required to) invest, subject to its ability to liquidate its relatively illiquid portfolio of Senior Loans, up to 100% of its assets in cash and high quality, short-term debt securities. The Fund may also lend its portfolio securities to other parties and may enter into repurchase and reverse repurchase agreements for securities. For further discussion of the Fund's investment objective and policies and its investment practices and the associated considerations, see "Other Investment Practices."

FUNDAMENTAL RESTRICTIONS AND POLICIES. The Fund has adopted a number of fundamental investment restrictions and policies which may not be changed unless authorized by a shareholder vote. These are set forth in the Statement of Additional Information. Among these fundamental restrictions, the Fund may not purchase any security if, as a result of the purchase, more than 25% of the Fund's total assets (taken at current value) would be invested in the securities of Borrowers and other issuers having their principal business activities in the same industry (the electric, gas, water and telephone utility industries being treated as separate industries for the purpose of this restriction). However, the Fund may invest more than 25% of its total assets in securities the issuer of which is deemed to be in the financial institutions industry, which includes commercial banks, thrift institutions, insurance companies and finance companies. There is no limitation with respect to obligations issued or guaranteed by the U.S. government or any of its agencies or instrumentalities. Except for the fundamental restrictions and policies set forth as such in the Statement of Additional Information, the Fund's investment objective and policies are not fundamental policies and accordingly may be changed by the Board without obtaining the approval of shareholders.

                                 PRINCIPAL RISKS

You should consider the following Principal Risks before investing in the Fund. As described below, these risks could cause you to lose money as a result of investing in the Fund. The Fund is a closed-end investment company. The Fund is designed primarily for long-term investors and not as a trading vehicle.

NON-PAYMENT. Senior Loans, like other corporate debt obligations, are subject to the risk of non-payment of scheduled interest or principal. Non-payment would result in a reduction of income to the Fund, a reduction in the value of the Senior Loan experiencing non-payment and a potential decrease in the net asset value of the Fund. The Fund generally will invest in collateralized Senior Loans only if Stein Roe believes the value of the collateral, which may include guarantees, exceeds the principal amount of the Senior Loan at the time of initial investment. However, there can be no assurance that the liquidation of any collateral would satisfy the Borrower's obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated. Moreover, as a practical matter, most Borrowers cannot satisfy their debts by selling their assets. Borrowers pay their debts from the cash flow they generate. This is particularly the case for Borrowers that are highly leveraged. Many of the Senior Loans purchased by the Fund will be to highly leveraged Borrowers. If the Borrower's cash flow is insufficient to pay its debts as they come due, the Borrower is far more likely to seek to restructure its debts than it is to sell off assets to pay its Senior Loans. Borrowers may try to restructure their debts either by seeking protection from creditors under Chapter 11 of the federal Bankruptcy Code or negotiating a work out. In the event of bankruptcy of a Borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a Senior Loan. To the extent that a Senior Loan is collateralized by stock in the Borrower or its subsidiaries, such stock may lose all or substantially all of its value in the event of bankruptcy of the Borrower. The Agent generally is responsible for determining that the Lenders have obtained a perfected security interest in the collateral securing the Senior Loan. If a Borrower files for protection from creditors under Chapter 11 of the Bankruptcy Code, the Code will impose an automatic stay that prohibits the Agent from liquidating collateral. The Agent may ask the bankruptcy court to lift the stay. As a practical matter, the court is unlikely to lift the stay if it concludes that the Borrower has a chance to emerge from the reorganization proceedings and the collateral is likely to hold most of its value. If the

Lenders have a good security interest, the Senior Loan will be treated as a separate class in the reorganization proceedings and will retain a priority interest in the collateral. Chapter 11 reorganization plans typically are the product of negotiation among the Borrower and the various creditor classes. Successful negotiations may require the Lenders to extend the time for repayment, change the interest rate or accept some consideration in the form of junior debt or equity securities. A work out outside of bankruptcy may produce similar concessions by senior lenders.

Some Senior Loans in which the Fund may invest are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate such Senior Loans to current or future indebtedness of the Borrower or take other action detrimental to the holders of Senior Loans, such as the Fund, including, under certain circumstances, invalidating such Senior Loans. Lenders commonly have obligations pursuant to the Loan Agreement, which may include the obligation to make additional loans or release collateral.

BELOW INVESTMENT GRADE SECURITIES. Securities rated below investment grade are commonly referred to as high-yield debt or "junk debt." They are regarded as predominantly speculative with respect to the issuing company's continuing ability to meet principal and interest payments. The prices of high-yield securities have been found to be less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in the prices of high-yield securities.

The secondary market in which high-yield securities are traded is generally less liquid than the market for higher-grade debt. Less liquidity in the secondary trading market could adversely affect the price at which the Fund could sell a high-yield Senior Loan, and could adversely affect the net asset value of the Fund's shares. At times of less liquidity, it may be more difficult to value high-yield Senior Loans because this valuation may require more research, and elements of judgment may play a greater role in the valuation since there is less reliable, objective data available.

Investments in high-yield Senior Loans may result in greater net asset value fluctuation than if the Fund did not make such investments.

There is no limit on the percentage of assets that may be invested in Senior Loans and other securities that are rated below investment grade or that are unrated but of comparable quality.

RESTRICTIONS ON RESALE. Senior Loans, at present, generally are not readily marketable and may be subject to restrictions on resale. Interests in Senior Loans generally are not listed on any national securities exchange or automated quotation system and no active market may exist for many of the Senior Loans in which the Fund may invest. To the extent that a secondary market may exist for the Senior Loans in which the Fund invests, such market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. The Fund has no limitation on the amount of its assets that may be invested in Senior Loans that are not readily marketable or are subject to restrictions on resale. Because a substantial portion of the Fund's assets may be invested in Senior Loan interests, the ability of the Fund to dispose of its investments in a timely fashion and at a fair price may be restricted, and the Fund and shareholders may suffer capital losses as a result. However, many of the Senior Loans in which the Fund expects to purchase interests are of a relatively large principal amount and are held by a relatively large number of owners which should, in Stein Roe's opinion, enhance the relative liquidity of such interests. The risks associated with illiquidity are particularly acute in situations where the Fund's operations require cash, such as when the Fund makes a Repurchase Offer for its shares, and may result in borrowing to meet short-term cash requirements.

BORROWING. The Fund is authorized to borrow money in an amount up to 33 1/3% of the Fund's total assets (after giving effect to the amount borrowed). The Fund is authorized to borrow money for the purpose of financing long-term investments, obtaining short-term liquidity in connection with quarterly repurchase offers and for temporary, extraordinary or emergency purposes. The use of leverage for investment purposes creates opportunities for greater total returns but at the same time involves risks. Any investment income or gains earned with respect to the amounts borrowed, which is in excess of the interest which is due on the borrowing, will augment the Fund's income. Conversely, if the investment performance with respect to the amounts borrowed fails to cover the interest on such borrowings, the value of the Fund's shares may decrease more quickly than would otherwise be the case and dividends on the shares would be reduced or eliminated. Interest payments and fees incurred in connection with such borrowings will reduce the amount of net income available for payment to the holders of Shares.

LEGISLATION; RESTRICTIONS. To the extent that legislation or state or federal regulators impose additional requirements or restrictions with respect to the ability of financial institutions to make loans in connection with highly leveraged transactions, the availability of Senior Loan interests for investment by the Fund may be adversely affected. In addition, such requirements or restrictions may reduce or eliminate sources of financing for affected Borrowers. Further, to the extent that legislation or federal or state regulators require such institutions to dispose of Senior Loan interests relating to highly leveraged transactions or subject such Senior Loan interests to increased regulatory scrutiny, such financial institutions may determine to sell Senior Loan interests in a manner that results in a price that, in the opinion of Stein Roe, is not indicative of fair value. Were the Fund to attempt to sell a Senior Loan interest at a time when a financial institution was engaging in such a sale with respect to the Senior Loan interest, the price at which the Fund could consummate such a sale might be adversely affected.

FINANCIAL SERVICES INDUSTRY CONCENTRATION. The financial services industries are subject to extensive government regulation which can limit both the amounts and types of loans and other financial commitments they can make, and the interest rates and fees they can charge. Profitability is largely dependent on the availability and cost of capital funds, and can fluctuate significantly when interest rates change. Credit losses resulting from financial difficulties of borrowers can negatively affect the financial services industries. Insurance companies can be subject to severe price competition. The financial services industries are currently undergoing relatively rapid change as existing distinctions between financial service segments become less clear. For instance, recent business combinations have included insurance, finance, and securities brokerage under single ownership. Some primarily retail corporations have expanded into securities and insurance industries. Moreover, the federal laws generally separating commercial and investment banking are currently being studied by Congress.

PREPAYMENT RISK. Borrowers may pay back principal before the scheduled due date. Borrowers may find it advantageous to prepay principal due to a decline in interest rates or an excess in cash flow. Such prepayments may require the Fund to replace a Senior Loan with a lower-yielding security. This may adversely affect the net asset value of the Fund's shares.

LIMITED INFORMATION. The types of Senior Loans in which the Fund will invest historically have not been rated by a nationally recognized statistical rating organization, have not been registered with the SEC or any state securities commission, and have not been listed on any national securities exchange. Although the Fund will generally have access to financial and other information made available to the Lenders in connection with Senior Loans, the amount of public information available with respect to Senior Loans will generally be less extensive than that available for rated, registered or exchange listed securities. As a result, the performance of the Fund and its ability to meet its investment objective is more dependent on the analytical ability of Stein Roe than would be the case for an investment company that invests primarily in rated, registered or exchange listed securities.

To the extent that Senior Loans are rated, the Fund may invest in the lowest rated loans, but does not intend to invest more than 5% of its assets in Senior Loans rated below B- or B3 by S&P or Moody's.

NON-DIVERSIFICATION. The Fund has registered as a "non-diversified" investment company so that, subject to its investment restrictions, it will be able to invest more than 5% of the value of its assets in the obligations of any single issuer, including Senior Loans of a single Borrower or Participations purchased from a single Lender. (See "Investment Restrictions" in the Statement of Additional Information.) The Fund does not intend, however, to invest more than 5% of the value of its assets in interests in Senior Loans of a single Borrower, and the Fund intends to limit its investments so as to comply with the diversification requirements imposed by the Internal Revenue Code for qualification as a "regulated investment company." To the extent the Fund invests a relatively high percentage of its assets in obligations of a limited number of issuers, the Fund will be more susceptible than a more widely diversified investment company to the consequences of any single corporate, economic, political or regulatory occurrence.

ONGOING MONITORING. On behalf of the several Lenders, the Agent generally will be required to administer and manage the Senior Loans and, with respect to collateralized Senior Loans, to service or monitor the collateral. In this connection, the valuation of assets pledged as collateral will reflect market value and the Agent may rely on independent appraisals as to the value of specific collateral. The Agent, however, may not obtain an independent appraisal as to the value of assets pledged as collateral in all cases. The Fund normally will rely primarily on the Agent (where the Fund is a Primary Lender or owns an Assignment) or the selling Lender (where the Fund owns a Participation) to collect principal of and interest on a Senior Loan. Furthermore, the Fund usually will rely on the Agent (where the Fund is a Primary Lender or owns an Assignment) or the selling Lender (where the Fund owns a Participation) to monitor compliance by the Borrower with the restrictive covenants in the Loan Agreement and notify the Fund of any adverse change in the Borrower's financial condition or any declaration of insolvency. Collateralized Senior Loans will frequently be secured by all assets of the Borrower that qualify as collateral, which may include common stock of the Borrower or its subsidiaries. Additionally, the terms of the Loan Agreement may require the Borrower to pledge additional collateral to secure the Senior Loan, and enable the Agent, upon proper authorization of the Lenders, to take possession of and liquidate the collateral and to distribute the liquidation proceeds pro rata among the Lenders. If the terms of a Senior Loan do not require the Borrower to pledge additional collateral in the event of a decline in the value of the original collateral, the Fund will be exposed to the risk that the value of the collateral will not at all times equal or exceed the amount of the Borrower's obligations under the Senior Loan. Lenders that have sold Participation interests in such Senior Loan will distribute liquidation proceeds received by the Lenders pro rata among the holders of such Participations. Stein Roe will also monitor these aspects of the Fund's investments and, where the Fund is a Primary Lender or owns an Assignment, will be directly involved with the Agent and the other Lenders regarding the exercise of credit remedies.

INVESTMENTS IN EQUITY SECURITIES. To the extent the Fund invests in equity securities, the value of its portfolio will be affected by changes in the stock markets, which may be the result of domestic or international political or economic news, changes in interest rates, or changing investor sentiment. The stock market can be volatile and stock prices can change substantially. The equity securities of smaller companies are more sensitive to these changes than those of larger companies. This market risk will affect the Fund's net asset value, which will fluctuate as the value of the securities held by the Fund changes. Not all stock prices change uniformly or at the same time and not all stock markets move in the same direction at the same time. Other factors affect a particular stock's prices, such as poor earnings reports by an issuer, loss of major customers, major litigation against an issuer, or changes in governmental regulations affecting an industry. Adverse news affecting one company can sometimes depress the stock prices of all companies in the same industry. Not all factors can be predicted.

INVESTMENTS IN NON-U.S. ISSUERS. Investment in non-U.S. issuers involves special risks, including that non-U.S. issuers may be subject to less rigorous accounting and reporting requirements than are U.S. issuers, less rigorous regulatory requirements, differing legal systems and laws relating to creditors' rights, the potential inability to enforce legal judgments, and the potential for political, social and economic adversities.

OTHER PRACTICES. The Fund may use various investment practices that involve special considerations, including engaging in interest rate and other hedging transactions, lending its portfolio securities, entering into when-issued and delayed-delivery transactions and entering into repurchase and reverse repurchase agreements. For further discussion of these practices and associated special considerations, see "Other Investment Practices."

                           OTHER INVESTMENT PRACTICES

Stein Roe may use some or all of the following investment practices when, in its opinion, their use is appropriate. These investment practices involve special risk considerations that are discussed below. Although Stein Roe believes that these investment practices may further the investment objective, no assurance can be given that the utilization of these investment practices will achieve that result.

STRUCTURED NOTES. The Fund may invest up to 10% of its total assets in structured notes, including "total rate of return swaps" with rates of return determined by reference to the total rate of return on one or more loans referenced in such notes. The rate of return on the structured note may be determined by applying a multiplier to the rate of total return on the referenced loan or loans. Application of a multiplier is comparable to the use of financial leverage, a speculative technique. Leverage magnifies the potential for gain and the risk of loss, because a relatively small decline in the value of a referenced loan could result in a relatively large loss in the value of a structured note. Structured notes are treated as Senior Loans for purposes of the Fund's policy of normally investing at least 80% of its total assets in Senior Loans.

INTEREST RATE SWAPS AND OTHER HEDGING TRANSACTIONS. The Fund may enter into various interest rate hedging and risk management transactions. These interest rate hedging and risk management transactions may be considered to involve derivative instruments. A derivative is a financial instrument whose performance is derived at least in part from the performance of an underlying index, security or asset. The values of certain derivatives can be affected dramatically by even small market movements, sometimes in ways that are difficult to predict. There are many different types of derivatives with many different uses. The Fund expects to enter into these transactions primarily to seek to preserve a return on a particular investment or portion of its portfolio, and may also enter into such transactions to seek to protect against decreases in the anticipated rate of return on floating or variable rate Senior Loans the Fund owns or anticipates purchasing at a later date, or for other risk management strategies such as managing the effective dollar-weighted average duration of the investment portfolio. In addition, the Fund may also engage in hedging transactions, including entering into put and call options, to seek to protect the value of its portfolio against declines in net asset value resulting from changes in interest rates or other market changes. Market conditions will determine whether and in what circumstances the Fund would employ any hedging and risk management techniques. The Fund will not engage in any of these transactions for speculative purposes and will use them only as a means to hedge or manage the risks associated with assets held in, or anticipated to be purchased for, the investment portfolio or obligations incurred by the Fund. The successful utilization of hedging and risk management transactions requires skills different from those needed in the selection of Senior Loans. The Fund will incur brokerage and other costs in connection with its hedging transactions.

The Fund may enter into interest rate swaps or purchase or sell interest rate caps or floors. The Fund will not sell interest rate caps or floors that it does not own. Interest rate swaps involve the exchange by the Fund with another party of their respective obligations to pay or receive interest; e.g., an exchange of an obligation to make floating rate payments for an obligation to make fixed rate payments. For example, the Fund may seek to shorten the effective interest rate redetermination period of a Senior Loan to a Borrower that has selected an interest rate redetermination period of one year. The Fund could exchange the Borrower's obligation to make fixed rate payments for one year for an obligation to make payments that readjust monthly. In such event, the Fund would consider the interest rate redetermination period of such Senior Loan to be the shorter period.

The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest at the difference between the index and the predetermined rate on a notional principal amount (the reference amount with respect to which interest obligations are determined although no actual exchange of principal occurs) from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest at the difference between the index and the predetermined rate on a notional principal amount from the party selling such interest rate floor. The Fund will not enter into swaps, caps or floors if, on a net basis, the aggregate notional principal amount with respect to such agreements exceeds the net assets of the Fund.

In circumstances in which Stein Roe anticipates that interest rates will decline, the Fund might, for example, enter into an interest rate swap as the floating rate payor or, alternatively, purchase an interest rate floor. In the case of purchasing an interest rate floor, if interest rates declined below the floor rate, the Fund would receive payments from its counterparty which would wholly or partially offset the decrease in the payments it would receive with respect to the portfolio assets being hedged. In the case where the Fund purchases such an interest rate swap, if the floating rate payments fell below the level of the fixed rate payment set in the swap agreement, the Fund's counterparty would pay the Fund amounts equal to interest computed at the difference between the fixed and floating rates over the notional principal amount. Such payments would offset or partially offset the decrease in the payments the Fund would receive with respect to floating rate portfolio assets being hedged.

The successful use of swaps, caps and floors to preserve the rate of return on a portfolio of Senior Loans depends on Stein Roe's ability to predict correctly the direction and extent of movements in interest rates. Although Stein Roe believes that use of the hedging and risk management techniques described above will benefit the Fund, if Stein Roe's judgment about the direction or extent of the movement in interest rates is incorrect, the Fund's overall performance would be worse than if it had not entered into any such transaction. For example, if the Fund had purchased an interest rate swap or an interest rate floor to hedge against its expectation that interest rates would decline but instead interest rates rose, the Fund would lose part or all of the benefit of the increased payments it would receive as a result of the rising interest rates because it would have to pay amounts to its counterparty under the swap agreement or would have paid the purchase price of the interest rate floor.

Inasmuch as these hedging transactions are entered into for good-faith risk management purposes, Stein Roe and the Fund believe such obligations do not constitute senior securities. The Fund will usually enter into interest rate swaps on a net basis; i.e., where the two parties make net payments with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each interest rate swap will be accrued and an amount of cash or liquid securities having an aggregate net asset value at least equal to the accrued excess will be maintained. If the Fund enters into a swap on other than a net basis, the Fund will maintain the full amount of its obligations under each such swap. Accordingly, the Fund does not treat swaps as senior securities. The Fund may enter into swaps, caps and floors with member banks of the Federal Reserve System, members of the New York Stock Exchange
(NYSE) or other entities determined to be creditworthy by Stein Roe, pursuant to procedures adopted and reviewed on an ongoing basis by the Board. If a default occurs by the other party to such transactions, the Fund will have contractual remedies pursuant to the agreements related to the transaction, but such remedies may be subject to bankruptcy and insolvency laws that could affect the Fund's rights as a creditor. The swap market has grown substantially in recent years with a large number of banks and financial services firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps and floors are more recent innovations and they are less liquid than swaps. There can be no assurance, however, that the Fund will be able to enter into interest rate swaps or to purchase interest rate caps or floors at prices or on terms Stein Roe believes are advantageous to the Fund. In addition, although the terms of interest rate swaps, caps and floors may provide for termination, there can be no assurance that the Fund will be able to terminate an interest rate swap or to sell or offset interest rate caps or floors that it has purchased.

New financial products continue to be developed and the Fund may invest in any such products as may be developed to the extent consistent with its investment objective and the regulatory and federal tax requirements applicable to investment companies.

"WHEN-ISSUED" AND "DELAYED-DELIVERY" TRANSACTIONS. The Fund may also purchase and sell interests in Senior Loans and other portfolio securities on a "when-issued" and "delayed-delivery" basis. No income accrues to the Fund on such Senior Loans in connection with such purchase transactions prior to the date the Fund actually takes delivery of such Senior Loans. These transactions are subject to market fluctuation; the value of the interests in Senior Loans and other portfolio debt securities at delivery may be more or less than their purchase price, and yields generally available on such Senior Loans when delivery occurs may be higher or lower than yields on the Senior Loans obtained pursuant to such transactions. Because the Fund relies on the buyer or seller, as the case may be, to consummate the transaction, failure by the other party to complete the transaction may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous. When the Fund is the buyer in such a transaction, however, it will maintain cash or liquid securities having an aggregate value equal to the amount of such purchase commitments until payment is made. The Fund will make commitments to purchase such Senior Loans on such basis only with the intention of actually acquiring these Senior Loans, but the Fund may sell such Senior Loans prior to the settlement date if such sale is considered to be advisable. To the extent the Fund engages in "when-issued" and "delayed-delivery" transactions, it will do so for the purpose of acquiring Senior Loans for its investment portfolio consistent with its investment objective and policies and not for the purpose of investment leverage. No specific limitation exists as to the percentage of the Fund's assets that may be used to acquire securities on a "when-issued" or "delayed-delivery" basis.

REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements (a purchase of, and a simultaneous commitment to resell, a financial instrument at an agreed-upon price on an agreed-upon date) only with member banks of the Federal Reserve System and member firms of the NYSE. When participating in repurchase agreements, the Fund buys securities from a seller (e.g., a bank or brokerage firm) with the agreement that the seller will repurchase the securities at a higher price at a later date. Such transactions afford an opportunity for the Fund to earn a return on available liquid assets at minimal market risk, although the Fund may be subject to various delays and risks of loss if the counterparty is unable to meet its obligation to repurchase. Under the 1940 Act, repurchase agreements are deemed to be collateralized loans of money by the Fund to the counterparty. In evaluating whether to enter into a repurchase agreement, Stein Roe will consider carefully the creditworthiness of the counterparty. If the member bank or member firm that is the party to the repurchase agreement petitions for bankruptcy or otherwise becomes subject to the Bankruptcy Code, the law regarding the rights of the Fund is unsettled. The securities underlying a repurchase agreement will be marked to market every business day so that the value of the collateral is at least equal to the value of the loan, including the accrued interest thereon, and Stein Roe will monitor the value of the collateral. No specific limitation exists as to the percentage of the Fund's assets that may be used to participate in repurchase agreements.

REVERSE REPURCHASE AGREEMENTS. The Fund may enter into reverse repurchase agreements with respect to debt obligations that could otherwise be sold by the Fund. A reverse repurchase agreement is an instrument under which the Fund may sell an underlying debt security and simultaneously obtain the commitment of the purchaser (a commercial bank or a broker or dealer) to sell the security back to the Fund at an agreed-upon price on an agreed-upon date. The Fund will maintain cash or liquid securities in an amount sufficient to cover its obligations with respect to reverse repurchase agreements. The Fund receives payment for such securities only upon physical delivery or evidence of book entry transfer by its custodian. SEC regulations require either that securities sold by the Fund under a reverse repurchase agreement be segregated pending repurchase or that the proceeds be segregated on the Fund's books and records pending repurchase. Reverse repurchase agreements could involve risks in the event of default or insolvency of the other party, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities. An additional risk is that the market value of securities sold by the Fund under a reverse repurchase agreement could decline below the price at which the Fund is obligated to repurchase them. Reverse repurchase agreements will be considered borrowings by the Fund and as such would be subject to the restrictions on borrowing described in the Statement of Additional Information under "Investment Restrictions." The Fund will not hold more than 5% of the value of its total assets in reverse repurchase agreements as of the time the agreement is entered into.

                         DISTRIBUTIONS AND INCOME TAXES

DISTRIBUTIONS. Income dividends are declared each business day, paid monthly, and confirmed at least quarterly. Initial distributions to shareholders are expected to be paid at the end of March, 2000. Capital gains, if any, are distributed at least annually, usually in December. Shares accrue dividends as long as they are issued and outstanding (i.e., from the date the payment for the purchase order is received to the day before the repurchase settles).

Dividend payments are not guaranteed and may vary with each payment. The Fund does not pay "interest" or guarantee any fixed rate of return.

If you do not indicate on your application your preferences for handling distributions, the Fund will automatically reinvest all distributions in additional shares of the Fund. You can choose one of the following options for distributions when you open your account: (1) reinvest all distributions in additional shares of the Fund; (2) reinvest all distributions in shares of another fund; (3) receive dividends in cash and reinvest capital gains; or (4) receive all distributions in cash. Distributions of $10 or less will automatically be reinvested in additional shares. If you elect to receive distributions by check and the check is returned as undeliverable, or if you do not cash a distribution check within six months of the check date, the distribution will be reinvested in additional shares.

The Fund is authorized to borrow money subject to restrictions. (See "How the Fund Invests.") Under the 1940 Act, the Fund may not declare any dividend or other distribution on its shares unless the Fund has, at the time of declaration, asset coverage of at least 300% of its aggregate indebtedness, after deducting the amount of the distribution. This limitation may impair the Fund's ability to maintain its qualification for taxation as a regulated investment company.

INCOME TAXES. The Fund intends to satisfy those requirements relating to the sources of its income, the distribution of its income, and the diversification of its assets necessary to qualify for the special tax treatment afforded to regulated investment companies under the Internal Revenue Code (the

"Code") and thereby be relieved of federal income or excise taxes to the extent that it distributes its net investment income and net realized capital gains to shareholders in accordance with the timing requirements imposed by the Code. For a detailed discussion of tax issues pertaining to the Fund, see "Additional Income Tax Considerations" in the Statement of Additional Information.

Your distributions will be taxable to you, under income tax law, whether received in cash or reinvested in additional shares. For federal income tax purposes, any distribution that is paid in January but was declared in the prior calendar year is deemed paid in the prior calendar year.

You will be subject to federal income tax at ordinary rates on income dividends and distributions of net short-term capital gains. Distributions of net long-term capital gains will be taxable to you as long-term capital gains regardless of the length of time you have held your shares.

You will be advised annually as to the source of distributions for tax purposes. If you are not subject to tax on your income, you will not be required to pay tax on these amounts.

A shareholder who, pursuant to a Repurchase Offer, offers all of his or her shares for repurchase (and is not considered to own any other shares pursuant to attribution rules contained in the Code) may realize a taxable gain or loss depending upon the shareholder's basis in the shares. Such gain or loss realized on the disposition of shares (whether pursuant to a Repurchase Offer or in connection with a sale or other taxable disposition of shares in a secondary market) generally will be treated as long-term capital gain or loss if the shares have been held as a capital asset for more than one year and as short-term capital gain or loss if held as a capital asset for one year or less. Starting in 2001, net long-term capital gains realized upon the disposition of shares held longer than five years will be subject to a lower maximum capital gains tax rate than is currently available. If shares are sold at a loss after being held for six months or less, the loss will be treated as long-term instead of short-term capital loss to the extent of any capital gain distributions received on those shares. All or a portion of any loss realized on a sale or exchange of shares of the Fund will be disallowed if the shareholder acquires other shares within 30 days before or after the disposition. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

Different tax consequences may apply to shareholders whose shares are repurchased (other than shareholders who do not offer all of their shares for repurchase described in the previous paragraph) and to shareholders who do not offer their shares for repurchase in connection with the Repurchase Offer. For example, if a shareholder offers for repurchase fewer than all his shares, the proceeds received could be treated as a taxable dividend, a return of capital, or capital gain depending on the portion of shares repurchased, the Fund's earnings and profits, and the shareholder's basis in the repurchased shares. Moreover, when fewer than all shares owned by a shareholder are repurchased pursuant to a Repurchase Offer, there is a remote possibility that shareholders whose shares are not repurchased may be considered to have received a deemed distribution that is taxable to them in whole or in part. You may wish to consult your tax advisor prior to offering your shares for repurchase.

BACKUP WITHHOLDING. The Fund may be required to withhold federal income tax ("backup withholding") from certain payments to a shareholder generally distribution payments and redemption proceeds. Backup withholding may be required if:

- the shareholder fails to furnish its properly certified Social Security or other tax identification number;

- the shareholder fails to certify that its tax identification number is correct or that it is not subject to backup withholding due to the underreporting of certain income;

- the Internal Revenue Service (IRS) informs the Fund that the shareholder's tax identification number is incorrect.

These certifications are contained in the application that you should complete and return when you open an account. The Fund must promptly pay to the IRS all amounts withheld. Therefore, it is usually not possible for the Fund to reimburse you for amounts withheld. You may, however, claim the amount withheld as a credit on your federal income tax return.

The federal income tax discussion set forth above is for general information only. Prospective investors should consult their advisors regarding the specific federal and state tax consequences of purchasing, holding and disposing of shares, as well as the effects of other state, local and foreign tax laws and any proposed tax law changes.

                             MANAGEMENT OF THE FUND

BOARD OF TRUSTEES AND INVESTMENT ADVISER. The Board of Trustees of the Fund has overall management responsibility for the Fund. See "Management" in the Statement of Additional Information for the names of and other information about the trustees, and officers.

The investment adviser, Stein Roe & Farnham Incorporated, One South Wacker Drive, Chicago, IL 60606, is responsible for managing the investment portfolio and the business affairs of the Fund, subject to the direction of the Board. Stein Roe is registered as an investment adviser under the Investment Advisers Act of 1940. Stein Roe is a wholly owned indirect subsidiary of Liberty Financial Companies, Inc. (Liberty Financial), which is a majority owned indirect subsidiary of Liberty Mutual Insurance Company. Stein Roe and its predecessor have advised and managed mutual funds since 1949 and have been providing investment advisory services since 1932.

Stein Roe's mutual funds and institutional investment advisory businesses are part of a larger business unit known as Liberty Funds Group (LFG) that includes several separate legal entities. LFG includes affiliates of Stein Roe, including Colonial Management Associates, Inc. (Colonial). The LFG business unit is managed by a single management team. Colonial and other LFG entities also share personnel, facilities, and systems with Stein Roe that may be used in providing administrative or operational services to the Funds. Colonial is a registered investment adviser. Stein Roe also has a wealth management business that is not part of LFG and is managed by a different team. Stein Roe and the other entities that make up LFG are subsidiaries of Liberty Financial.

FEES AND EXPENSES. Stein Roe provides portfolio management services to the Fund for a monthly management fee, computed and accrued daily, based on an annual rate of 0.45% of Average Daily Managed Assets of the Fund. Colonial Management Associates, Inc. provides administrative services to the Fund for a monthly fee, computed and accrued daily, based on an annual rate of 0.20% of Average Daily Managed Assets of the Fund. "Average Daily Managed Assets" of the Fund means the average daily value of the total assets of the Fund less all accrued liabilities of the Fund (other than the aggregate amount of any outstanding borrowings constituting financial leverage).

Because the fee paid to the Advisor and the Administrator will be calculated on the basis of the Fund's managed assets, which include the proceeds of leverage, the dollar amount of the fees paid by the Fund to the Advisor and Administrator will be higher (and the Advisor and Administrator will be benefited to that extent) when leverage is utilized. The Advisor will utilize leverage only if it would result in a net benefit to the Fund shareholders after taking into account the higher fees and expenses associated with leverage (including higher management and administration fees).

Stein Roe provides office space and executive and other personnel to the Fund and bears any sales or promotional expenses. The Fund pays all expenses other than those paid by Stein Roe, including but not limited to printing and postage charges, securities registration and custodian fees, and expenses incidental to its organization.

PORTFOLIO MANAGERS. Brian W. Good and James R. Fellows, vice presidents of Stein Roe, are primarily responsible for the day-to-day management of the Fund. Mr. Fellows and Mr. Good have been employed by Stein Roe since April 1998. Prior thereto, Mr. Good was vice president and portfolio manager at Van Kampen American Capital since 1989 and Mr. Fellows was vice president and senior credit analyst at Van Kampen American Capital since 1988.

TRANSFER AGENT. Liberty Funds Services, Inc. (Transfer Agent), P.O. Box 1722, Boston, MA 02105-1722, a wholly owned subsidiary of Liberty Financial, is the agent of the Fund for the transfer of shares, disbursement of dividends, and maintenance of shareholder accounting records.

DISTRIBUTOR. Fund shares are offered for sale through Liberty Funds Distributor, Inc. (Distributor). The Distributor is a wholly owned indirect subsidiary of Liberty Financial. The business address of the Distributor is One Financial Center, Boston, MA 02111.

CUSTODIAN. State Street Bank and Trust Company, 225 Franklin Street, Boston, MA 02101, is the custodian of the Fund. The custodian, among other things, attends to the collection of principal and income and payment for and collection of proceeds of securities bought and sold.

                                HOW TO BUY SHARES

Your financial advisor can help you establish an appropriate investment portfolio, buy shares, and monitor your investments. When the Fund receives your purchase request in "good form," your shares will be bought at the next calculated net asset value. In "good form" means that you placed your order with your brokerage firm or your payment has been received and your application is complete, including all necessary signatures.

Outlined below are various ways you can purchase shares:

METHOD                     INSTRUCTIONS
Through your financial     Your financial advisor can help you establish your account and buy Fund shares on your behalf.
advisor

By check                   For new accounts, send a completed application and
(new account)              check made payable to the Fund to the transfer agent,
                           Liberty Funds Services, Inc., P.O. Box 1722, Boston,
                           MA 02105-1722.

By check                   For existing accounts, fill out and return the
(existing account)         additional investment stub included in your quarterly
                           statement, or send a letter of instruction, including
                           your Fund name and account number with a check made
                           payable to the Fund to Liberty Funds Services, Inc.,
                           P.O. Box 1722, Boston, MA 02105-1722.

By exchange                You or your financial advisor may acquire shares by
                           exchanging shares you own in one Fund for shares of
                           the same class of the Fund at no additional cost. To
                           exchange by telephone, call 1-800-422-3737. There may
                           be an additional charge when exchanging from a money
                           market fund.

By wire You may purchase shares by wiring money from your bank account to your Fund account. To wire funds to your Fund account, call 1-800-422-3737 to obtain a control number and the wiring instructions.

By electronic funds        You may purchase shares by electronically
transfer                   transferring money from your bank account to your
                           Fund account by calling 1-800-422-3737. Your money
                           may take up to two business days to be invested.  You
                           must set up this feature prior to your telephone
                           request.  Be sure to complete the appropriate section
                           of the application.

Automatic                  You can make monthly or quarterly investments
investment plan            automatically from your bank account to your Fund
                           account. You can select a pre-authorized amount to be
                           sent via electronic funds transfer. Be sure to
                           complete the appropriate section of the application
                           for this feature.

By dividend                You may automatically invest dividends distributed by
diversification            the Fund into the same class of shares of another
                           fund at no additional sales charge. To invest your
                           dividends in another fund, call 1-800-422-3737.

INVESTMENT MINIMUMS
Initial Investment                             $100,000
Subsequent Investments                              $50
Automatic Investment Plan                           $50
Retirement Plans                                    $25

The Fund reserves the right to change the investment minimums. The Fund also reserves the right to refuse a purchase order for any reason, including if it believes that doing so would be in the best interest of the Fund and its shareholders.

                             MULTIPLE SHARE CLASSES

CHOOSING A SHARE CLASS. The Fund offers one class of shares in this prospectus-- Class Z shares. Class Z shares are available to institutional and other investors at net asset value without a sales charge or early withdrawal charge. The Fund also offers Class A, B and C shares through a separate prospectus.

HOW TO EXCHANGE SHARES. Shareholders of the Fund whose shares are repurchased during a Repurchase Offer may exchange those shares for shares of the same class of a fund distributed by

Liberty Funds Distributor, Inc. at net asset value. Fund shareholders will not be able to participate in this exchange privilege at any time other than in connection with a Repurchase Offer. If your shares are subject to an EWC, you will not be charged an EWC upon the exchange. However, when you sell the shares acquired through the exchange, the shares sold may be subject to a CDSC (a CDSC is the deferred sales charge applicable to the open-end Liberty Funds) or EWC, depending upon when you originally purchased the shares you exchanged. For purposes of computing the CDSC or EWC, the length of time you have owned your shares will be computed from the date of your original purchase and the applicable CDSC or EWC will be the EWC of the original Fund.

Unless your account is part of a tax-deferred retirement plan, an exchange is a taxable event. Therefore, you may realize a gain or a loss for tax purposes. The Fund may terminate your exchange privilege if Stein Roe determines that your exchange activity is likely to adversely impact its ability to manage the Fund.

                           PERIODIC REPURCHASE OFFERS

The Board has adopted share repurchase policies as fundamental policies. Those policies, which may not be changed without the vote of the holders of a majority of the Fund's outstanding voting securities, provide that each calendar quarter, the Fund intends to make a Repurchase Offer to repurchase a portion of the outstanding shares from shareholders who request repurchases. The price of the repurchases of shares normally will be the net asset value per share determined as of the close of business (4 p.m., Eastern time) on the date the Repurchase Offer ends or within a maximum of 14 days after the Repurchase Offer ends as described below.

REPURCHASE PROCEDURE. At the beginning of each Repurchase Offer, shareholders will be notified in writing about the Repurchase Offer, how they may request that the Fund repurchase their shares and the deadline for shareholders to provide their repurchase requests to the Distributor (the "Repurchase Request Deadline"), which is the date the Repurchase Offer ends. The time between the notification of the shareholders and the Repurchase Request Deadline may vary from no more than six weeks to no less than three weeks. For each Repurchase Offer, it is anticipated that each Repurchase Request Deadline will be on the 15th day in each of the months of February, May, August and November, or, if the 15th day is not a business day, the next business day. The repurchase price of the shares will be the net asset value as of the close of the NYSE on the date on which the repurchase price of shares will be determined (the "Repurchase Pricing Date"). It is anticipated that normally the Repurchase Pricing Date will be the same date as the Repurchase Request Deadline, and if so, the Repurchase Request Deadline will be set for a time no later than the close of the NYSE on such date. The Fund has determined that the Repurchase Pricing Date may occur no later than the 14th day after the Repurchase Request Deadline or the next business day if the 14th day is not a business day.

The Board may establish other policies for repurchases of shares that are consistent with the 1940 Act and other pertinent laws. Shares offered for repurchase by shareholders by any Repurchase Request Deadline will be repurchased subject to the aggregate repurchase amounts established for that Repurchase Request Deadline. Repurchase proceeds will be paid to shareholders in cash within seven days after each Repurchase Pricing Date. The end of the seven days is referred to as the "Repurchase Payment Deadline."

Repurchase offers and the need to fund repurchase obligations may affect the ability of the Fund to be fully invested, which may reduce returns. Moreover, diminution in the size of the Fund through repurchases without offsetting new sales may result in untimely sales of Senior Loans and a higher expense ratio and may limit the ability of the Fund to participate in new investment opportunities. The Fund may borrow to meet repurchase obligations, which entails risks and costs (see "Borrowing"). The Fund may also sell Senior Loans to meet repurchase obligations which may adversely affect the market for Senior Loans and reduce the Fund's value.

REPURCHASE AMOUNTS. The Board, in its sole discretion, will determine the number of shares that the Fund will offer to repurchase (the "Repurchase Offer Amount") for a given Repurchase Request Deadline. However, the Repurchase Offer Amount will be at least 5% and no more than 25% of the total number of shares outstanding on the Repurchase Request Deadline.

If shareholders offer for repurchase more than the Repurchase Offer Amount for a given Repurchase Offer, the Fund may repurchase an additional amount of shares of up to 2% of the shares outstanding on the Repurchase Request Deadline. If the Fund determines not to repurchase more than the Repurchase Offer Amount, or if the Fund determines to repurchase the additional 2% of the shares outstanding, but Fund shareholders offer shares for repurchase in excess of that amount, the Fund will repurchase the shares on a pro rata basis. The Fund may, however, accept all shares offered for repurchase by shareholders who own less than 100 shares and who offer all their shares, before accepting on a pro rata basis shares offered by other shareholders. In the event there is an oversubscription of a Repurchase Offer, shareholders may be unable to liquidate all or a given percentage of their investment in the Fund at net asset value during the Repurchase Offer.

NOTICES TO SHAREHOLDERS. Notice of each quarterly Repurchase Offer (and any additional discretionary repurchase offers) will be given to each beneficial owner of shares between 21 and 42 days before each Repurchase Request Deadline. The notice will contain information shareholders should consider in deciding whether or not to offer their shares for repurchase. The notice will also include detailed instructions on how to offer shares for repurchase. The notice will state the Repurchase Offer Amount. The notice will also identify the dates of the Repurchase Request Deadline, scheduled Repurchase Pricing Date, and scheduled Repurchase Payment Deadline. The notice will describe the risk of fluctuation in the net asset value between the Repurchase Request Deadline and the Repurchase Pricing Date, if such dates do not coincide, and the possibility that the Fund may use an earlier Repurchase Pricing Date than the scheduled Repurchase Pricing Date (if the scheduled Repurchase Pricing Date is not the Repurchase Request Deadline). The notice will describe (i) the procedures for shareholders to offer their shares for repurchase, (ii) the procedures for the Fund to repurchase shares on a pro rata basis, (iii) the circumstances in which the Fund may suspend or postpone a Repurchase Offer, and (iv) the procedures that will enable shareholders to withdraw or modify their offers of shares for repurchase until the Repurchase Request Deadline. The notice will set forth the net asset value of the shares to be repurchased no more than seven days before the date of notification, and how shareholders may as certain the net asset value after the notification date.

REPURCHASE PRICE. The current net asset value of the shares is computed daily. The Board has determined that the time at which the net asset value will be computed will be as of the close of regular session trading on the NYSE. You may call 1-800-345-6611 to learn the net asset value per share. The notice of the Repurchase Offer will also provide information concerning the net asset value per share, such as the net asset value as of a recent date or a sampling of recent net asset values, and a toll-free number for information regarding the Repurchase Offer.

SUSPENSION OR POSTPONEMENT OF REPURCHASE OFFER. The Fund may suspend or postpone a repurchase offer only: (a) if making or effecting the repurchase offer would cause the Fund to lose its status as a regulated investment company under the Internal Revenue Code; (b) for any period during which the NYSE or any market on which the securities owned by the Fund are principally traded is closed, other than customary weekend and holiday closings, or during which trading in such market is restricted; (c) for any period during which an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable, or during which it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (d) for such other periods as the SEC may by order permit for the protection of shareholders of the Fund.

LIQUIDITY REQUIREMENTS. The Fund must maintain liquid assets equal to their Repurchase Offer Amount from the time that the notice is sent to shareholders until the Repurchase Pricing Date. The Fund will ensure that a percentage of their respective net assets equal to at least 100% of the Repurchase Offer Amount consists of assets (a) that can be sold or disposed of in the ordinary course of business at approximately the price at which the Fund has valued the investment within the time period between the Repurchase Request Deadline and the Repurchase Payment Deadline; or (b) that mature by the Repurchase Payment Deadline.

The Board of the Fund has adopted procedures that are reasonably designed to ensure that the assets are sufficiently liquid so that the Fund can comply with the Repurchase Offer and the liquidity requirements described in the previous paragraph. If, at any time, the Fund falls out of compliance with these liquidity requirements, their respective Boards will take whatever action they deem appropriate to ensure compliance.

                                 NET ASSET VALUE

The purchase or redemption price of shares is generally the net asset value per share except for Class A share purchases at the public offering price. The Fund determines the net asset value of its shares as of the close of regular session trading on the NYSE (currently 4 p.m., Eastern time) by dividing the difference between the values of its assets and liabilities by the number of shares outstanding. Net asset value will not be determined on days when the NYSE is closed unless, in the judgment of the Board of Trustees, the net asset value should be determined on any such day, in which case the determination will be made at 4 p.m., Eastern time.

The Senior Loans in which the Fund will invest generally are not listed on any securities exchange. Certain Senior Loans are traded by institutional investors in an over-the-counter secondary market for Senior Loan obligations that has developed over the past several years. This secondary market for those Senior Loans generally is comparatively illiquid relative to markets for other income securities and no active trading market exists for many Senior Loans. In determining net asset value, the Fund will utilize the valuations of Senior Loans furnished to Stein Roe by an independent third-party pricing service. The pricing service provider has no obligation to provide a valuation for a Senior Loan if it believes that it cannot determine such a valuation. There can be no assurance that the pricing service provider will continue to provide these services or will provide a value for each Senior Loan held by the Fund. However, Stein Roe believes that if the pricing service provider declines to continue to act as such for the Fund, or does not provide values for a significant portion of the Senior Loans in the Fund's portfolio, one or more alternative independent third-party pricing service providers will be available to provide comparable services on similar terms.

A pricing service provider typically will value Senior Loans at the mean of the highest bona fide bid and lowest bona fide ask prices when current quotations are readily available. Senior Loans for which current quotations are not readily available are valued at a fair value as determined by the pricing service provider using a wide range of market data and other information and analysis, including credit considerations considered relevant by the pricing service provider to determine valuations. The procedures of any pricing service provider and its valuations will be reviewed by the officers of Stein Roe under the general supervision of the Board. If Stein Roe believes that a value provided by a pricing service provider does not represent a fair value as a result of information, specific to that Senior Loan or Borrower or its affiliates, of which Stein Roe believes that the pricing agent may not be aware, Stein Roe may in its discretion value the Senior Loan subject to procedures approved by the Board and reviewed on a periodic basis, and the Fund will utilize that price instead of the price as determined by the pricing service provider. In addition to such information, Stein Roe will consider, among other factors, (i) the creditworthiness of the Borrower and (ii) the current interest rate, the period until next interest rate reset and maturity of such Senior Loan interests in determining a fair value of a Senior Loan. If the pricing service does not provide a value for a Senior Loan or if no pricing service provider is then acting, a value will be determined by Stein Roe in the manner described above.

It is expected that the Fund's net asset value will fluctuate as a function of interest rate and credit factors. Although the Fund's net asset value will vary, Stein Roe expects the Fund's policy of acquiring interests in floating or variable rate Senior Loans to minimize fluctuations in net asset value as a result of changes in interest rates. Accordingly, Stein Roe expects the value of the investment portfolio to fluctuate significantly less than a portfolio of fixed-rate, longer term obligations as a result of interest rate changes.

Other long-term debt securities for which market quotations are not readily available are valued at fair value based on valuations provided by pricing services approved by the Board, which may employ electronic data processing techniques, including a matrix system, to determine valuations. The value of interest rate swaps, caps, and floors will be determined in accordance with a formula and then confirmed periodically by obtaining a quotation. Short-term debt securities with remaining maturities of 60 days or less are valued at their amortized cost, which does not take into account unrealized gains or losses. The Board believes that the amortized cost represents a fair value for such securities. Short-term debt securities with remaining maturities of more than 60 days for which market quotations are not readily available are valued by use of a matrix prepared by Stein Roe based on quotations for comparable securities. Other assets and securities held by the Fund for which these valuation methods do not produce a fair value are valued by a method that the Board believes will determine a fair value.

                             PERFORMANCE INFORMATION

The Fund seeks to provide an effective yield that is higher than other short-term instrument alternatives. From time to time, the Fund may include its current and/or effective yield based on various specific time periods. Yields will fluctuate from time to time and are not necessarily representative of future results.

The current yield is calculated by annualizing the most recent monthly distribution (i.e., multiplying the distribution amount by 365/31 for a 31 day month) and dividing the product by the current maximum offering price. The effective yield is calculated by dividing the current yield by 365/31 and adding
1. The resulting quotient is then taken to the 365/31st power and reduced by 1. The result is the effective yield.

On occasion, the Fund may compare its yield to: (a) LIBOR, quoted daily in the Wall Street Journal; (b) the CD Rate as quoted daily in the Wall Street Journal as the average of top rates paid by major New York banks on primary new issues of negotiable CDs, usually on amounts of $1 million or more; (c) the Prime Rate, quoted daily in The Wall Street Journal as the base rate on corporate loans at large U.S. money center commercial banks; (d) one or more averages compiled by Donoghue's Money Fund Report, a widely recognized independent publication that monitors the performance of money market mutual funds; (e) the average yield reported by the Bank Rate Monitor National Index(TM) for money market deposit accounts offered by the 100 leading banks and thrift institutions in the ten largest standard metropolitan statistical areas; (f) yield data published by Lipper, Inc.; (g) the yield on an investment in 90-day Treasury bills on a rolling basis, assuming quarterly compounding; or (h) the yield on an index of loan funds comprised of all continually offered closed-end bank loan funds, as categorized by Lipper (the "loan fund index"). In addition, the Fund may compare the Prime Rate, the Donoghue's averages and the other yield data described above to each other. Yield comparisons should not be considered indicative of the Fund's yield or relative performance for any future period.

Advertisements and communications to present or prospective shareholders also may cite a total return for any period. Total return is calculated by subtracting the net asset value of a single purchase of shares at a given date from the net asset value of those shares (assuming reinvestment of distributions) or a later date. The difference divided by the original net asset value is the total return. The Fund may include information about the total return on the Loan Fund Index, and compare that to the total return of the Fund and other indices.

In calculating the Fund's total return, all dividends and distributions are assumed to be reinvested in additional shares of the Fund at net asset value. Therefore, the calculation of the Fund's total return and effective yield reflects the effect of compounding. The calculations of total return, current yield and effective yield do not reflect the amount of any shareholder income tax liability, which would reduce the performance quoted. If the Fund's fees or expenses are waived or reimbursed, the Fund's performance will be higher.

Finally, the Fund may include information on the history of its net asset value per share and the net asset value per share of the Loan Fund Index, including comparisons between them, in advertisements and other material furnished to present and prospective shareholders. Information about the performance of the Fund or other investments is not necessarily indicative of future performance and should not be considered a representative of what an investor's yield or total return may be in the future.

                     ORGANIZATION AND DESCRIPTION OF SHARES

The Fund is a Massachusetts business trust organized under an Agreement and Declaration of Trust (Declaration of Trust) dated June 8, 1999, which provides that each shareholder shall be deemed to have agreed to be bound by the terms thereof. The Declaration of Trust may be amended by a vote of either the Fund's shareholders or its trustees. The Fund offers four classes of shares -- Class A, Class B, Class C, and Class Z.

Under Massachusetts law, shareholders of a Massachusetts business trust such as the Fund could, in some circumstances, be held personally liable for unsatisfied obligations of the trust. However, the Declaration of Trust provides that persons extending credit to, contracting with, or having any claim against the Fund shall look only to its assets for payment under such credit, contract or claim, and that the shareholders, trustees and officers of the Fund shall have no personal liability therefor. The Declaration of Trust requires that notice of such disclaimer of liability be given in each contract, instrument or undertaking executed or made on behalf of the Fund. Further, the Declaration of Trust provides for indemnification of any shareholder against any loss and expense arising from personal liability solely by reason of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is believed to be remote, because it would be limited to circumstances in which the disclaimer was inoperative and the Fund was unable to meet its obligations.

The shares are not, and are not expected to be, listed for trading on any national securities exchange nor, to the Fund's knowledge, is there, or is there expected to be, any secondary trading market in the shares.

DIVIDENDS, VOTING AND LIQUIDATION RIGHTS. Each common share of beneficial interest of the Fund has one vote and shares equally with other shares of its class in dividends and distributions when and if declared by the Fund and in the Fund's net assets upon liquidation. All shares, when issued, are fully paid and are non-assessable by the Fund. There are no preemptive or conversion rights applicable to any of the common shares except for such conversion rights that may be established by the Trustees in connection with the designation of a class of shares including the conversion of Class B shares to Class A shares eight years after purchase. Fund shares do not have cumulative voting rights and, as such, holders of more than 50% of the shares voting for Trustees can elect all Trustees and the remaining shareholders would not be able to elect any Trustees. The Fund does not intend to hold annual meetings of shareholders.

ANTI-TAKEOVER PROVISIONS IN THE DECLARATION OF TRUST. The Declaration of Trust includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund. In addition, in the event a secondary market were to develop in the shares, such provisions could have the effect of depriving holders of shares of an opportunity to sell their shares at a premium over prevailing market prices.

The Declaration of Trust requires the favorable vote of the holders of not less than three-fourths of the outstanding shares then entitled to vote to authorize certain transactions, unless at least three-fourths of the members of the Board then in office and at least three-fourths of the non-interested trustees who have acted in such capacities for at least 12 months (or since commencement of operation if that period is less than 12 months) authorize such transaction and then only a vote of the majority of the holders of the outstanding shares then entitled to vote is required.

The Board has determined that the voting requirements described above, which are greater than the minimum requirements under Massachusetts law or the 1940 Act, are in the best interests of shareholders generally. Reference should be made to the Declaration of Trust on file with the SEC for the full text of these provisions.

STATUS OF SHARES. The Board of Trustees may classify or reclassify any issued or unissued shares of the Fund into shares of any class by redesignating such shares or by setting or changing in any one or more respects, from time to time, prior to the issuance of such shares, the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, or terms or conditions of repurchase of such shares. Any such classification or reclassification will comply with the provisions of the 1940 Act.

                               SHAREHOLDER REPORTS

The Fund issues reports to its shareholders semi-annually that include financial information.

                              FINANCIAL STATEMENTS

The Fund will furnish without charge, when available, copies of its Annual Report and any subsequent Semi-Annual Report to shareholders upon request to the Fund, One Financial Center, Boston, Massachusetts 02111, toll-free 1-800-422-3737.

                              TABLE OF CONTENTS OF
                       STATEMENT OF ADDITIONAL INFORMATION

                                                                          Page
The Fund .............................................................       2
Investment Policies ..................................................       2
Portfolio Investments and Strategies .................................       3
Investment Restrictions ..............................................      12
Repurchase Offer Fundamental Policy ..................................      13
Management ...........................................................      13
Financial Statements .................................................      14
Principal Shareholders ...............................................      19
Investment Advisory and Other Services ...............................      20
Distributor ..........................................................      21
Transfer Agent .......................................................      23
Custodian ............................................................      23
Independent Accountants ..............................................      24
Programs for Reducing or Eliminating Sales Charges ...................      24
Portfolio Transactions ...............................................      27
Additional Income Tax Considerations .................................      33
Investment Performance ...............................................      34
Financial Statements .................................................      36
Report of Independent Accountants ....................................      38
Appendix -- Ratings ..................................................      39

[Liberty Funds Letterhead]

 .......................................................762-01/041A-1299 (01/00)

No dealer, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this prospectus in connection with the offer made by this prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by the Fund or the Advisor. This prospectus does not constitute an offer to sell or the solicitation of any offer to buy any security other than the shares offered by this prospectus, nor does it constitute an offer to sell or a solicitation of any offer to buy the shares by anyone in any jurisdiction in which such offer of solicitation is not authorized, or in which the person making such offer or solicitation is not qualified to do so, or to any such person to whom it is unlawful to make such offer or solicitation. Neither the delivery of this prospectus nor any sale made hereunder shall, under any circumstances, create any implication that information contained herein is correct as of any time subsequent to the date hereof. However, if any material change occurs while this prospectus is required by law to be delivered, this prospectus will be amended or supplemented accordingly.